UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2006

FCB BANCORP

Incorporated Under the Laws of the State of California

333-126401	20-3074387
Commission File Number	I.R.S. Employer Identification Number

1100 Paseo Camarillo

Camarillo, California 93010

(805) 484-0534

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition.*

On August 10, 2006, FCB Bancorp issued a press release announcing its results of operations and financial condition for the first half of 2006. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 8.01*

The attached press release is also filed pursuant to Rule 425 under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.*

(c)	Exhibits.

The following exhibit is being furnished herewith:

Exhibit 99.1	Press Release, dated August 10, 2006, captioned “FCB Bancorp Announces a 73 Percent Increase in Earnings for the First Half of 2006.”

*	The information furnished under Item 2.02, Item 8.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of FCB Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCB BANCORP

Date: August 10, 2006	By:	/s/ Romolo Santarosa
Romolo Santarosa
Executive Vice President and Chief Financial Officer